UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 5, 2020

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 N 3rd Street, Suite 201, Phoenix AZ 85004 (Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release we issued on November 5, 2020, announcing Item 9 Labs Corp’s Arizona expansion in motion.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Item 9 Labs Corp. on November 5, 2020, Arizona’s Largest Approved Cultivation Site Ready for Adult-Use Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: November 5, 2020	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer